Exhibit 99.2

November 4, 2021 Fiscal Q4 & 2021 Earnings Call FieldReport

Important Cautions Regarding Forward - Looking Statements NASDAQ:CLFD 2 Forward - looking statements contained herein and in any related presentation or in the related Earnings Release are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “outlook,” or “continue” or comparable terminology are intended to identify forward - looking statements. Such forward looking statements include, for example, statements about the Company’s future revenue and operating performance, anticipated shipping on backlog and future lead times, future availability of components and materials from the Company’s supply chain, the impact of the Rural Digital Opportunity Fund (RDOF) or other government programs on the demand for the Company’s products or timing of customer orders, the Company’s ability to add capacity to meet expected future demand, and trends in and growth of the FTTx markets, market segments or customer purchases and other statements that are not historical facts. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: the COVID - 19 pandemic has significantly impacted worldwide economic conditions and could have a material adverse effect on our business, financial condition and operating results; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders; fluctuations in product and labor costs which may not be able to be passed on to customers that could decrease margins; we depend on the availability of sufficient supply of certain materials, such as fiber optic cable and resins for plastics, and global disruptions in the supply chain for these materials could prevent us from meeting customer demand for our products; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we may be subject to risks associated with acquisitions; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent on key personnel; our business is dependent on interdependent management information systems; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; changes in government funding programs may cause our customers and prospective customers to delay, reduce, or accelerate purchases, leading to unpredictable and irregular purchase cycles; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; our success depends upon adequate protection of our patent and intellectual property rights; if the telecommunications market does not expand as we expect, our business may not grow as fast as we expect; we face risks associated with expanding our sales outside of the United States; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10 - K for the year ended September 30, 2020 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law. © Copyright 2021 Clearfield, Inc. All Rights Reserved.

NASDAQ:CLFD 3 Introduction & Highlights

What We Do Clearfield provides fiber protection, fiber management and fiber delivery solutions that enable rapid and cost - effective fiber - fed deployment throughout the broadband service provider space. NASDAQ:CLFD 4

OUR MISSION: Enabling the Lifestyle Better Broadband Provides NASDAQ:CLFD 5

NASDAQ:CLFD 6 Financial Performance

Quarterly Revenue $26.0 $27.3 $27.1 $29.7 $38.7 $45.2 0% 10% 20% 30% 40% 50% 60% 70% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Revenue in Millions Change (%) 7 FINANCIAL PERFORMANCE 66% Q4 2021 Growth Rate $45.2M Q4 2021 Revenue

$18.5 $3.2 $3.6 $1.1 $0.9 $30.3 $3.6 $6.9 $3.5 $0.9 Community Broadband National Carrier MSO International Legacy FQ4 20 FQ4 21 Q4 & FY21 Net Sales Comparison by Market NASDAQ:CLFD 8 All dollar figures in millions 1) Based on net sales of $140.8 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. FY21 Net Sales Composition Ended 9/30/21 1 Legacy (Legacy contract manufacturing and misc. sales) 70% 8% 13% 7% 2% $59.0 $14.1 $12.4 $4.1 $3.5 $11.9 $18.6 $9.5 $2.8 Community Broadband National Carrier MSO International Legacy FQ4 20 FQ4 21 Quarterly Net Sales FY21 Net Sales $97.9 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Canada, Mexico, and Caribbean Markets)

Annual Revenue $75.3 $73.9 $77.7 $85.0 $93.1 $140.8 -10% 0% 10% 20% 30% 40% 50% 60% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 FY16 FY17 FY18 FY19 FY20 FY21 Revenue in Millions Change (%) 9 FINANCIAL PERFORMANCE 51% FY 2021 Growth Rate $140.8M FY 2021 Revenue

Quarterly Gross Profit $10.8 $11.2 $11.4 $12.9 $17.1 $19.7 40% 40% 41% 41% 42% 42% 43% 43% 44% 44% 45% $- $5.0 $10.0 $15.0 $20.0 $25.0 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Gross Profit ($) Gross Profit (%) 10 FINANCIAL PERFORMANCE 75% Gross Profit increase YOY

Annual Gross Profit $32.9 $30.3 $31.0 $32.7 $37.9 $61.2 35% 36% 37% 38% 39% 40% 41% 42% 43% 44% 45% $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 FY16 FY17 FY18 FY19 FY20 FY21 Gross Profit ($) Gross Profit (%) 11 FINANCIAL PERFORMANCE 61% Gross Profit increase YOY

Quarterly Operating Expense $7.2 $7.6 $7.7 $8.5 $9.4 $10.4 0% 5% 10% 15% 20% 25% 30% 35% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Expenses in $Millions OP as a % of Net Sales 12 FINANCIAL PERFORMANCE 4.8% YOY Operating Expense as a percent of Net Sales

Annual Operating Expense $22.1 $25.0 $25.9 $27.5 $29.5 $35.9 0% 5% 10% 15% 20% 25% 30% 35% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 FY16 FY17 FY18 FY19 FY20 FY21 Expenses in $Millions OP as a % of Net Sales 13 FINANCIAL PERFORMANCE

Quarterly Net Income $3.0 $3.0 $3.2 $3.6 $6.1 $7.4 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Net Income $ Net Margin (%) 14 FINANCIAL PERFORMANCE $7.4M Q4 2021 Net Income 16.4% Q4 2021 Percent of Net Sales

Annual Net Income $8.0 $3.8 $4.3 $4.6 $7.3 $20.3 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% $- $5.0 $10.0 $15.0 $20.0 $25.0 FY16 FY17 FY18 FY19 FY20 FY21 Net Income $ Net Margin (%) 15 FINANCIAL PERFORMANCE $20.3M FY 21 Net Income 14.4% FY 2021 Percent of Net Sales

NASDAQ:CLFD 16 Business Update & Outlook

Our Value Proposition – Removing Obstacles 1. Craft - friendly – requires less skilled labor and overall labor time 2. Designed to reduce permitting and right - of - way 3. Faster turn - up time for quicker revenue per subscriber NASDAQ:CLFD 17

Legislation Supporting Broadband – What’s Known NASDAQ:CLFD 18 Source: US Congress, Benton, JD Supra, Jeffries Research Estimated Broadband Infrastructure Subsidies based on Already Passed Legislation

Clearfield “Now of Age” Plan NASDAQ:CLFD 19 Augmenting Capacity for Ongoing Growth • Investing in products, manufacturing and supply chain to increase competitiveness and reduce costs • Building upon Asian partnerships for faster product innovation and cost reduction programs Accelerating our Operating Cadence • Active investment in systems and processes to enable our agile work environment • Speed of delivery in every part of our organization is paramount to our success Amplifying Bold and Disruptive Growth • Leveraging Community Broadband for One - Fiber Backhaul • Removing obstacles for the integration of wireline and wireless networks • Bringing fiber management expertise to 5G, NG - PON, and edge computing

NASDAQ:CLFD 20 Accelerating our Operating Cadence • Active investment in systems and processes to enable our agile work environment • Speed of delivery in every part of our organization is paramount to our success NASDAQ:CLFD 20

NASDAQ:CLFD 21 Amplifying Bold and Disruptive Growth • Leveraging Community Broadband for One - Fiber Backhaul • Removing obstacles for the integration of wireline and wireless networks • Bringing fiber management expertise to 5G, NG - PON, and edge computing NASDAQ:CLFD 21

NASDAQ:CLFD 22 Augmenting Capacity for Ongoing Growth • Investing in products, manufacturing and supply chain to increase competitiveness and reduce costs • Building upon Asian partnerships for faster product innovation and cost reduction programs NASDAQ:CLFD 22

$73.9M $77.7M $85.0M $93.1M $140.8 $162M - $169M FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 Financial Outlook NASDAQ:CLFD 23 FY 2022 guidance issued and effective as of Nov. 4, 2021; growth rate is based on midpoint of net sales guidance range Annual Net Sales ($ in millions)

Key Takeaways NASDAQ:CLFD 24 Proven business model and management execution Enhanced management team and expansion of total addressable market Strong competitive position in a rapidly growing multi - billion - dollar fiber - fed broadband industry Strong balance sheet: $ 60 M in cash and no debt Year history of profitability and positive free cash flow 14

Q&A NASDAQ:CLFD 25 Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER

NASDAQ:CLFD 26 Contact Us COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net INVESTOR RELATIONS: Matt Glover and Sophie Pearson Gateway Investor Relations (949) 574 - 3860 CLFD@gatewayir.com